EXHIBIT 1


                      ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

         First American Investment Funds, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (the"Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Articles of Incorporation of the Corporation are amended and restated in their entirety to read as follows:

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                                    ARTICLE I
                                      NAME

         The name of the corporation (hereinafter referred to as the "Corporation") is "First American Investment Funds, Inc."

                                   ARTICLE II
                               PURPOSES AND POWERS

         The purposes for which the Corporation is formed are to engage in, conduct, operate and carry on the business of an open-end management investment company under the Investment Company Act of 1940 (including any amendment thereof or other applicable Act of Congress hereafter enacted) (hereinafter called the "1940 Act"), and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary therewith.

                                   ARTICLE III
                       PRINCIPAL OFFICE AND RESIDENT AGENT

         The address of the principal office of the corporation in the State of Maryland is:

                      First American Investment Funds, Inc.
                     c/o The Corporation Trust Incorporated
                                 32 South Street
                            Baltimore, Maryland 21202

         The name and address of the resident agent of the Corporation in the State of Maryland is:

                       The Corporation Trust Incorporated
                                 32 South Street
                            Baltimore, Maryland 21202

         The resident agent is a corporation organized under the laws of the State of Maryland.

                                   ARTICLE IV
                                  CAPITAL STOCK

         Section 1. (a) The total number of shares of capital stock that the Corporation has authority to issue is one hundred twenty billion (120,000,000,000) shares of common stock (individually, a "Share" and, collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twelve million dollars ($12,000,000). Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end investment company under the 1940 Act, the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding Shares, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series the the Corporation has authority to issue.

         (b) Of the total authorized Shares, two billion (2,000,000,000) Shares shall constitute the class designated as "Class A Common Shares" (formerly referred to as "government bond fund shares"), two billion (2,000,000,000) Shares shall constitute the class designated as "Class B Common Shares" (formerly referred to as "fixed income fund shares"), two billion (2,000,000,000) Shares shall constitute the class designated as "Class C Common Shares" (formerly referred to as "municipal bond fund shares"), two billion (2,000,000,000) Shares shall constitute the class designated as "Class D Common Shares" (formerly referred to as "stock fund shares"), two billion (2,000,000,000) Shares shall constitute the class designated as "Class E Common Shares" (formerly referred to as "special equity fund shares"), two billion (2,000,000,000) Shares shall constitute the class designated as "Class F Common Shares" (formerly referred to as "asset allocation fund shares"), two billion (2,000,000,000) Shares shall constitute the class designated as "Class G Common Shares" (formerly referred to as "balanced fund shares"), two billion (2,000,000,000) Shares shall constitute the class designated as "Class H Common Shares" (formerly referred to as "equity index fund shares"), two billion (2,000,000,000) Shares shall constitute the class designated as "Class I Common Shares" (formerly referred to as "intermediate term income fund shares"), two billion (2,000,000,000) Shares shall constitute the class designated as "Class J Common Shares" (formerly referred to as "limited term income fund shares"), two billion (2,000,000,000) Shares shall constitute the class designated as "Class K Common Shares" (formerly referred to as "mortgage securities fund shares"), two billion (2,000,000,000) Shares shall constitute the class designated as "Class L Common Shares" (formerly referred to as "regional equity fund shares"), and the remaining ninety-six billion (96,000,000,000) authorized Shares shall initially be unclassified Shares. Any class of the Shares, including the Class A through Class L Common Shares and each class hereafter created by the Board of Directors, shall be referred to herein individually as a "Class" and collectively as "Classes." The Board of Directors of the Corporation may further classify or reclassify any unissued Shares into a Class or Series thereof (whether or not such Shares have been previously classified or reclassified into a Class or a Series thereof) from time to time by setting or changing the preferences, conversion, or other rights, voting powers, designations, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such unissued Shares.

         (c) The Shares of each Class may be further classified by the Board of Directors into one or more series (individually a "Series" and collectively, together with any other series within any Class, the "Series") with such relative rights and preferences as shall be contained in Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland. All Series of a particular Class of the Corporation shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights of any other Shares of such Class, except that the shares of each Series within a Class may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the 1940 Act and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Corporation in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ from those applicable to another Series within such Class, and all of the charges and expenses to which a Series is subject shall be borne by such Series and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the Shares of such Series.

         (d) A description of the relative preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of all Classes of Shares is as follows, unless otherwise set forth in Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland describing any further Class or Classes from time to time created by the Board of Directors of the Corporation:

                  (i) Assets Belonging to a Class. All consideration received by the Corporation for the issue or sale of Shares of a particular Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds received from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be together with any General Assets (as hereinafter defined) allocated to that Class as provided in the following sentence, are herein referred to as "assets belonging to" that Class. In the event that there are any assets, income, earnings, profits, or proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Class (collectively, "General Assets"), the Board of Directors shall allocate such General Assets to and among any one or more of the Classes created from time to time in the manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Assets so allocated to a particular Class shall belong to that Class. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all Classes for all purposes.

                  (ii) Liabilities Belonging to a Class. The assets belonging to each particular Class shall be charged with the liabilities of the Corporation in respect of that Class and with all expenses, costs, charges, and reserves attributable to that Class, and such charges shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses, costs, charges and reserves, together with any General Liabilities (as hereinafter defined) allocated to that Class as provided in the following sentence, so charged to that class are herein referred to as "liabilities belonging to" that Class. In the event there are any general liabilities, expenses, costs, charges, or reserves of the Corporation which are not readily identifiable as belonging to any particular Class (collectively, "General Liabilities"), the Board of Directors shall allocate and charge such General Liabilities to and among any one or more of the Classes created from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Liabilities so allocated and charged to a particular Class shall belong to that Class. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all Classes for all purposes.

                  (iii) Dividends and Distributions: Dividends and distributions on Shares of a particular Class may be paid to the holders of Shares of that Class at such times, in such manner and from such of the income and capital gains, accrued or realized, from the assets belonging to that Class, after providing for actual and accrued liabilities belonging to that Class, as the Board of Directors may determine.

                  (iv) Liquidation. In the event of the liquidation or dissolution of the Corporation, the stockholders of each Class that has been created shall be entitled to receive, as a Class, when and as declared by the Board of Directors, the excess of the assets belonging to that Class over the liabilities belonging to that Class. The assets so distributable to the stockholders of any particular Class shall be distributed among the stockholders in proportion to the number of Shares of that Class held by them and recorded on the books of the Corporation.

                  (v) Voting. On each matter submitted to a vote of the stockholders, each holder of a Share shall be entitled to one vote for each such Share standing in his name on the books of the Corporation, irrespective of the Class thereof, and all Shares of all Classes shall vote as a single class ("Single Class Voting"); provided, however, that
         (A) as to any matter with respect to which a separate vote of any Class is required by the 1940 Act or would be required under the General Corporation Law of the State of Maryland, such requirements as to a separate vote by that Class shall apply in lieu of Single Class Voting as described above; (B) in the event that the separate vote requirements referred to in (A) above apply with respect to one or more Classes, then, subject to (C) below, the Shares of all other Classes shall vote as a single class; (C) as to any matter which does not affect the interest of a particular Class, only the holders of Shares of the one or more affected Classes shall be entitled to vote; and (D) as to any matter which affects only a particular Series, only the holders of the Shares of the affected Series shall be entitled to vote and, if permitted by the 1940 Act and any other applicable law, the Series of more than one Class may vote together as a single class on any such matter which shall have the same effect on each Series.

         (e) The Corporation shall not be obligated to issue certificates representing shares of any Class or Series of capital stock. At the time of issue or transfer of Shares without certificates, the Corporation shall provide the stockholder with such information as may be required under the Maryland General Corporation Law.

         Section 2. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that Shares of any Series shall be convertible (automatically, optionally, or otherwise) into Shares of one or more other Series in accordance with such requirements and procedures as may be established by the Board of Directors.

         Section 3. The presence in person or by proxy of the holders of record of 30% of the Shares of all Classes issued and outstanding entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the stockholders except as otherwise provided by law or in these Articles of Incorporation and except that where the holders of Shares of any Class or Series thereof are entitled to a separate vote as a Class or Series (for purposes of this Section 3, such Series or Class, being referred to as a "Separate Class") or where the holders of Shares of two or more (but not all) Classes or Series thereof are required to vote as a single Class or Series for purposes of this Section 3 (such Series or Classes being referred to as a "Combined Class"), the presence in person or by proxy of the holders of 30% of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all Classes, a Separate Class or a Combined Class, as the case may be, shall not be present or represented at any meeting of stockholders, the holders of a majority of the Shares of all Classes, such Separate Class or such Combined Class, as the case may be, present in person or by proxy and entitled to vote shall have power to adjourn the meeting from time to time (to a date or dates not more than 120 days after the original record date) as to all Classes, such Separate Class or such Combined Class, as the case may be, without notice other than announcement at the meeting, until the requisite number of Shares entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite number of Shares entitled to vote thereat shall be represented any business may be transacted which might have been transacted at the meeting as originally notified. The absence from any meeting of stockholders of the number of Shares in excess of 30% of the Shares of all Classes or of the affected Class or Classes or Series thereof, as the case may be, which may be required by the laws of the State of Maryland, the 1940 Act, any other applicable law or these Articles of Incorporation, for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of Shares required for action in respect of such other matter or matters. Notwithstanding any provision of the General Corporation Law of the State of Maryland requiring that any action be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the shares or votes entitled to be cast, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon. When such shares are voted by individual Class or Series, any such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares of such Class or Series outstanding and entitled to vote thereon.

         Section 4. All Shares now or hereafter authorized shall be subject to redemption and redeemable at the option of the stockholder, in the sense used in the General Corporation Law of the State of Maryland. Each holder of a Share of any Class (or Series thereof), upon request to the Corporation accompanied by surrender of the appropriate stock certificate or certificates, if any, in proper form for transfer, shall be entitled to require the Corporation to redeem all or any part of the Shares of that Class (or Series thereof) standing in the name of such holder on the books of the Corporation at a redemption price per Share based on the net asset value per Share of that Class (or Series thereof) determined in accordance with Section 4 of Article VI hereof. Nothing herein shall prohibit the Corporation from imposing, at the time of the redemption of Shares of any Class or Series thereof, a fee or sales charge provided that such fee or sales charge has been duly adopted by the Board of Directors and is permitted under the applicable provisions of the 1940 Act and applicable rules of the NASD.

         Section 5. All Shares now or hereafter authorized shall be subject to redemption and redeemable at the option of the Corporation. The Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of the outstanding Shares of any Class (or Series thereof) upon the sending of written notice thereof to each stockholder any of whose Shares of that Class (or Series thereof) are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable, out of funds legally available thereof, at a redemption price per Share based on the net asset value per Share of that Class (or Series thereof) determined in accordance with Section 4 of Article VI hereof and to take all other steps deemed necessary or advisable in connection therewith. The Corporation shall have the right to require the redemption of all Shares owned or held by any one stockholder and having an aggregate net asset value, as determined at any time in accordance with Article VI hereof, of less than $500.00, or such other minimum as the Board of Directors may from time to time established in its discretion.

         Section 6. The Board of Directors may by resolution from time to time authorize the repurchase by the Corporation, either directly or through an agent, of Shares of any Class upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, out of funds legally available therefor, at prices per Share not in excess of the net asset value per Share of that Class determined in accordance with Section 4 of Article VI hereof and to take all other steps deemed necessary or advisable in connection therewith.

         Section 7. Except as otherwise permitted by the 1940 Act, payment of the redemption or repurchase price of Shares surrendered to the Corporation for redemption pursuant to the provisions of Section 4 or 5 of this Article IV or for repurchase by the Corporation pursuant to the provisions of Section 6 of this Article IV shall be made by the Corporation within seven days after surrender of such Shares to the Corporation for such purpose. Any such payment may be made in whole or in part in portfolio securities or in cash, as the Board of Directors shall deem advisable, and no stockholder shall have the right, other than as determined by the Board of Directors, to have his Shares redeemed or repurchased in portfolio securities.

         Section 8. No holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any part of any new or additional issue of stock of any Class, or of rights or options to purchase any stock, or of securities convertible into, or carrying rights or options to purchase, stock of any Class, whether now or hereafter authorized or whether issued for money, for a consideration other than money or by way of a dividend or otherwise, and all such rights are hereby waived by each holder of capital stock of any other Class of stock or securities of the Corporation that may hereafter be created.

         Section 9. All persons who shall acquire any of the Shares shall acquire the same subject to the provisions of these Articles of Incorporation.

         Section 10. The Corporation shall not be required to hold an annual meeting of stockholders in any year unless such meeting is required under the 1940 Act, including any regulation thereunder.

                                    ARTICLE V
                                    DIRECTORS

         Section 1. The Bylaws of the Corporation may fix the number of directors and may authorize the Board of Directors to increase or decrease the number of directors within a limit specified by the Bylaws, and to fill the vacancies created by any such increase in the number of directors. Unless otherwise provided by the Bylaws of the Corporation, the directors of the Corporation need not be stockholders.

         Section 2. The Bylaws of the Corporation may divide the Directors of the Corporation into classes and prescribe the tenure of office of the several classes.

         Section 3. The Bylaws of the Corporation shall provide the number of directors which shall constitute a quorum; provided, that in no event shall a quorum be less than one-third of the entire Board of Directors nor less than two directors.

         Section 4. Stockholders of the Corporation may remove a Director by the affirmative vote of a majority of the Corporation's outstanding Shares.

                                   ARTICLE VI
                  MANAGEMENT OF THE AFFAIRS OF THE CORPORATION

         Section 1. The Board of Directors shall have the general management and control of the business and property of the Corporation, and may exercise all the powers of the Corporation, except such as are by statute or by these Articles of Incorporation or by the Bylaws conferred upon or reserved to the stockholders. The Corporation may in its Bylaws confer powers on the Board of Directors in addition to the powers expressly conferred by statute.

         Section 2. The Board of Directors shall have the power to adopt, alter, or repeal the Bylaws of the Corporation except to the extent that the Bylaws otherwise provide.

         Section 3. The Board of Directors shall have the power from time to time to determine whether and to what extent, at what times and places, and under what conditions and regulations, the accounts and books of the Corporation or any of them shall be open to the inspection of stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except to the extent required by statute or permitted by the Bylaws.

         Section 4. The Board of Directors shall have the power to determine, as provided in these Articles of Incorporation, or if provision is not made herein, in accordance with generally accepted accounting principles, what constitutes net income, total assets, and the net asset value of the Shares of each Class of the Corporation, and of the Shares of each Series of such Class. Any such determination made in good faith shall be final and conclusive, and shall be binding upon the Corporation, and all holders of shares of each Series of each Class (past, present, and future), and Shares of each Class are issued and sold on the condition and undertaking, evidenced by acceptance of certificates for such Shares by, or confirmation of such Shares being held for the account of, any stockholder, that any and all such determinations shall be binding as aforesaid. Nothing in this Section 4 shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Section 5. The Board of Directors shall have the power to authorize additional shares of stock and provide for the issuance and sale of shares of the stock of the Corporation.

                                   ARTICLE VII
                           INDEMNIFICATION; LIABILITY

         Section 1. Each present or former director, officer, agent and employee of the Corporation or any predecessor or constituent corporation, and each person who, at the request of the Corporation, serves or served another business enterprise in any such capacity, and the heirs and personal representatives of each of the foregoing shall be indemnified by the Corporation to the fullest extent permitted by law against all expenses, including without limitation amounts of judgments, fines, amounts paid in settlement, attorneys' and accountants' fees, and costs of litigation, which shall necessarily or reasonably be incurred by him or her in connection with any action, suit or proceeding to which he or she was, is or shall be a party, or with which he or she may be threatened, by reason of his or her being or having been a director, officer, agent or employee of the Corporation or such predecessor or constituent corporation or such business enterprise, whether or not he or she continues to be such at the time of incurring such expenses. Such indemnification may include without limitation the purchase of insurance and advancement of any expenses, and the Corporation shall be empowered to enter into agreements to limit the liability of directors and officers of the Corporation. No indemnification shall be made in violation of the General Corporation Law of the State of Maryland or the 1940 Act.

         Section 2. No director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages, except (i) to the extent that it is proved that such director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to such director or officer is entered in a proceeding based on a finding in the proceeding that such director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The foregoing shall not be construed to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office.

                                  ARTICLE VIII
                               PERPETUAL EXISTENCE

         The duration of the Corporation shall be perpetual.

                                   ARTICLE IX
                                   AMENDMENTS

         The Corporation reserves the right from time to time to make any amendments of its charter which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its charter, of any of its outstanding stock by classification, reclassification, or otherwise.

                          ----------------------------

         The terms "Articles of Incorporation" as used herein and in the Bylaws of the Corporation shall be deemed to mean these Articles of Incorporation as from time to time amended, restated, or supplemented.

                          ----------------------------

         SECOND: (a) As of immediately before the amendment, the total number of shares of stock of all classes that the Corporation had authority to issue is twelve billion (12,000,000,000) shares, all of which are shares of common stock (par value $.001 per share), and such shares had an aggregate par value of twelve million dollars ($12,000,000).

         (b) As amended, the total number of shares of stock of all classes which the Corporation has authority to issue is one hundred twenty billion (120,000,000,000) shares, all of which are shares of common stock (par value $.0001 per share), and such shares have an aggregate par value of twelve million dollars ($12,000,000).

         (c) Because the amendment effects a change in the par value of each authorized share of the Corporation's common stock from $.001 per share to $.0001 per share, the Corporation's charter is hereby amended by changing and reclassifying each of the shares of the Corporation's common stock (par value $.001 per share) into one share of common stock (par value $.0001 per share), and by transferring from the common stock account of the Corporation to the capital in excess of par value account $.0009 for each share of common stock which is issued and outstanding at the effective time of this amendment.

         THIRD: The foregoing Articles of Amendment and Restatement have been advised by the Board of Directors and approved by the stockholders of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed on January 21, 1994.

                                     FIRST AMERICAN INVESTMENT FUNDS,INC.

WITNESS:

                                     By /s/ Robert A. Nesher
                                        Robert A. Nesher, President

/s/ Richard J. Shoch
    Assistant Secretary

      THE UNDERSIGNED, President of the Corporation, who executed on behalf of the Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment and Restatement to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                        /s/ Robert A. Nesher
                                        Robert A. Nesher, President

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                             ARTICLES SUPPLEMENTARY

      First American Investment Funds, Inc., a corporation organized under the laws of the State of Maryland (the "Corporation"), does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

      FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As hereinafter set forth, the Corporation has classified its authorized capital stock in accordance with the Maryland General Corporation Law.

      SECOND: Immediately before the classifications hereinafter set forth, the Corporation had authority to issue one hundred twenty billion (120,000,000,000) shares of common stock (individually, a "Share"and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twelve million dollars ($12,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (3) Class C Common Shares (formerly referred to as municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (4) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (5) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (6) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

                  (7) Class G Common Shares (formerly referred to as "balance fund shares"): Two billion (2,000,000,000) Shares.

                  (8) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (9) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (10) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

                  (12) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (13) Unclassified Shares: Ninety-six billion (96,000,000,000) Shares.

         THIRD: Pursuant to the authority contained in Article IV of the Articles of Incorporation of the Corporation and Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted at a meeting held on December 7, 1993, classified the following additional Shares out of the authorized, unissued and unclassified Shares of the Corporation:

                  (1) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (2) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (5) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (8) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (11) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (14) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (16) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (17) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (18) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (20) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (22) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

         FOURTH: The Shares classified pursuant to THIRD above shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, set forth in the Corporation's Articles of Incorporation. Any Class or Series of Shares classified pursuant to THIRD above may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the 1940 Act and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Corporation in accordance, to the extent applicable, with the 1940 Act, and all of the charges and expenses to which such a Class or Series is subject shall be borne by such Class or Series and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the Shares of such Class or Series.

         FIFTH: Immediately after the classifications hereinbefore set forth and upon filing for record of these Articles Supplementary, the Corporation has authority to issue one hundred twenty billion (120,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twelve million dollars ($12,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (4) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (5) Class C Common Shares (formerly referred to as municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (6) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (8) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (10) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (11) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

                  (12) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class G Common Shares (formerly referred to as "balance fund shares"): Two billion (2,000,000,000) Shares.

                  (14) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (16) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (17) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (18) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (20) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

                  (22) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (23) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (24) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (26) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (28) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (29) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (30) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (31) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (32) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (34) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (35) Unclassified Shares: Fifty-two billion (52,000,000,000) Shares.

         SIXTH: The aforesaid action by the Board of Directors of the Corporation was taken pursuant to authority and power contained in the Articles of Incorporation of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and witnessed on January 21, 1994.

                                        First American Investment Funds, Inc.


                                        By /s/ Robert A. Nesher
                                           Robert A. Nesher, President

WITNESS:


/s/ Richard J. Shoch
    Assistant Secretary

                                                                           Final

                     FIRST AMERICAN INVESTMENT FUNDS, INC.

                             ARTICLES SUPPLEMENTARY


        First American Investment Funds, Inc., a corporation organized under the laws of the State of Maryland (the "Corporation"), does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

        FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As hereinafter set forth, the Corporation has classified its authorized capital stock in accordance with the Maryland General Corporation Law.

        SECOND: Immediately before the classifications hereinafter set forth, the Corporation had authority to issue one hundred twenty billion
(120,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twelve million dollars ($12,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (4) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (5) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (6) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (8) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (10) Class E, Series 2 Common Shares:: Two billion (2,000,000,000) Shares.

                  (11) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

                  (12) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (14) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (16) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (17) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (18) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (20) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

                  (22) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (23) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (24) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (26) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (28) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (29) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (30) Class O, Series 2 Common Shares:: Two billion (2,000,000,000) Shares.

                  (31) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (32) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (34) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (35) Unclassified Shares: Fifty-two billion (52,000,000,000) Shares.

        THIRD: Pursuant to the authority contained in Article IV of the Articles of Incorporation of the Corporation and Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted at a meeting held on June 8, 1994, classified the following additional Shares out of the authorized, unissued and unclassified Shares of the
Corporation:

                  (1) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (2) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (5) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class F, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (8) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (11) Class K, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class L, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (14) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class O, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (16) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (17) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class R Common Shares: Two billion (2,000,000,000)
         Shares.

                  (19) Class R, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (20) Class R, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

         FOURTH: The Shares classified pursuant to THIRD above shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, set forth in the Corporation's Articles of Incorporation. Any Class or Series of Shares classified pursuant to THIRD above may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the 1940 Act and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Corporation in accordance, to the extent applicable, with the 1940 Act, and all of the charges and expenses to which such a Class or Series is subject shall be borne by such Class or Series and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the Shares of such Class or Series.

        FIFTH: Immediately after the classifications hereinbefore set forth and upon filing for record of these Articles Supplementary, the Corporation has authority to issue one hundred twenty billion (120,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twelve million dollars ($12,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (5) Class B, Series 2 Common Shares:: Two billion (2,000,000,000) Shares.

                  (6) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (8) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (14) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (16) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

                  (17) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class F, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (20) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (22) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (23) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (26) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (29) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (31) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

                  (32) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class K, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (35) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (36) Class L, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (37) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (38) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class N Common Shares: Two billion (2,000,0000,000)
         Shares.

                  (41) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (44) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (45) Class O, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (47) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (49) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (50) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (52) Class R Common Shares: Two billion (2,000,000,000)
         Shares.

                  (53) Class R, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (54) Class R, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Unclassified Shares: Twelve billion (12,000,000,000) Shares.

         SIXTH: The aforesaid action by the Board of Directors of the Corporation was taken pursuant to authority and power contained in the Articles of Incorporation of the Corporation.

        IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and witnessed by its Secretary on July 29, 1994.

                                   First American Investment Funds, Inc.

                                   By /s/ David Lee
                                      David Lee, President


WITNESS:

/s/ Michael J. Radmer
Michael J. Radmer, Secretary

                              ARTICLES OF REVIVAL
                                      FOR
                     FIRST AMERICAN INVESTMENT FUNDS, INC.

         First American Investment Funds, Inc. (the "Corporation") does hereby certify to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The name of the Corporation at the time the charter was forfeited was First American Investment Funds, Inc.

         SECOND: The name which the Corporation will use after revival is First American Investment Funds, Inc.

         THIRD: The address of the principal office of the Corporation in the State of Maryland is:

                      First American Investment Funds, Inc.
                     c/o The Corporation Trust Incorporated
                                 32 South Street
                            Baltimore, Maryland 21202

         FOURTH: The name and address of the resident agent of the Corporation in the State of Maryland is:

                       The Corporation Trust Incorporated
                                 32 South Street
                            Baltimore, Maryland 21202

         FIFTH: These Articles of Revival are for the purpose of reviving the charter of the Corporation.

         SIXTH: At or prior to the filing of these Articles of Revival, the Corporation has (a) paid all fees required by law; (b) filed all annual reports which should have been filed by the Corporation if its charter had not been forfeited; (c) paid all state and local taxes, except taxes on real estate, and all interest and penalties due by the Corporation or which would have become due if the charter had not been forfeited whether or not barred by limitations.

        The undersigned, who were respectively the last acting Vice President and Secretary of the Corporation, severally acknowledge the Articles to be their act.


                                             /s/ Kathryn L. Stanton
                                             Kathryn L. Stanton
                                             Vice President

                                             /s/ Michael J. Radmer
                                             Michael J. Radmer
                                             Secretary

                       AFFIDAVIT FOR REVIVAL OF A CHARTER

         I, Kathryn L. Stanton of First American Investment Funds, Inc., hereby declare that the previously mentioned Corporation has paid all State and local taxes except taxes on real estate, and all interest and penalties due by the Corporation or which would have become due if the charter had not been forfeited whether or not barred by limitations.

                                       /s/ Kathryn L. Stanton
                                       ----------------------------------
                                       Kathryn L. Stanton
                                       Vice President


         I hereby certify that on January 30th (insert date) before me, the subscriber, a notary public of the State of Pennsylvania, in and for Chester (insert name or county for which notary is appointed) personally appeared Kathryn L. Stanton (insert name of person swearing) and made oath under the penalties of perjury that the matters and facts set forth in this affidavit are true to the best of his or her knowledge, information and belief.


                                   As witness my hand and notarial seal

                                  /s/ Christine L. Trecrod
                                  (Signature of notary public)


                                   My Commission expires   10/12/98.
                                                          -----------

                             ----------------------------------------------
                                                Notary Seal
                                   Christine L. Trecrod, Notary Public
                                     Tredythin Twp., Chester County
                                   My Commission Expires Oct. 12, 1998
                             ----------------------------------------------
                              Member, Pennsylvania Association of Notaries

                     FIRST AMERICAN INVESTMENT FUNDS, INC.

                             ARTICLES SUPPLEMENTARY

        First American Investment Funds, Inc., a corporation organized under the laws of the State of Maryland (the "Corporation"), does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

        FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As hereinafter set forth, the Corporation has classified its authorized capital stock in accordance with the Maryland General Corporation Law.

        SECOND: Immediately before the classifications hereinafter set forth, the Corporation had authority to issue one hundred twenty billion
(120,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twelve million dollars ($12,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as government bond fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (5) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (8) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.


                  (14) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (16) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

                  (17) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class F, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (20) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (22) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (23) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class I Common Shares (formerly referred to as "intermediate term income shares"): Two billion (2,000,000,000) Shares.

                  (26) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class J Common Shares (formerly referred to as "limited term income shares"): Two billion (2,000,000,000) Shares.

                  (29) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (31) Class K Common Shares (formerly referred to as "mortgage securities, shares"): Two billion (2,000,000,000) Shares.

                  (32) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class K, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (35) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (36) Class L, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (37) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (38) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (41) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (44) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (45) Class O, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (47) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (49) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (50) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (52) Class R Common Shares: Two billion (2,000,000,000)
         Shares.

                  (53) Class R, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (54) Class R, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Unclassified Shares: Twelve billion (12,000,000,000) Shares.

        THIRD: Pursuant to the authority contained in Sections 2-105(c) and 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted at a meeting held on December 7, 1994, authorized an increase in the total authorized shares of the Corporation from one hundred twenty billion (120,000,000,000) shares of common stock, of the par value of $.0001 per share and of the aggregate par value of twelve million dollars ($12,000,000), to two hundred billion (200,000,000,000) shares of common stock, of the par value of $.0001 per share and of the aggregate par value of twenty million dollars ($20,000,000).

        FOURTH: Pursuant to the authority contained in Article IV of the Articles of Incorporation of the Corporation and Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted at a meeting held on December 7, 1994, classified the following additional Shares out of the authorized, unissued and unclassified Shares of the Corporation:

                  (1) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (2) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (5) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class U, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (8) Class U, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class U, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

        FIFTH: The Shares classified pursuant to FOURTH above shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, set forth in the Corporation's Articles of Incorporation. Any Class or Series of Shares classified pursuant to FOURTH above may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the 1940 Act and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Corporation in accordance, to the extent applicable, with the 1940 Act, and all of the charges and expenses to which such a Class or Series is subjects shall be borne by such Class or Series and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the Shares of such Class or Series.

        SIXTH: Immediately after the classifications hereinbefore set forth and upon filing for record of these Articles Supplementary, the Corporation has authority to issue two hundred billion (200,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twenty million dollars ($20,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (5) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (8) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (14) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (16) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

                  (17) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class F, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (20) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (22) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (23) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (26) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (29) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (31) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

                  (32) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class K, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (35) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (36) Class L, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (37) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (38) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (41) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (44) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (45) Class O, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (47) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (49) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (50) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (52) Class R Common Shares: Two billion (2,000,000,000)
         Shares.

                  (53) Class R, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (54) Class R, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Class S Common Shares: Two billion (2,000,000,000)
         Shares.

                  (56) Class S, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (57) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (58) Class T Common Shares: Two billion (2,000,000,000)
         Shares.

                  (59) Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (60) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (61) Class U Common Shares: Two billion (2,000,000,000)
         Shares.

                  (62) Class U, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (63) Class U, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (64) Unclassified Shares: Seventy-four billion
         (74,000,000,000) Shares.

         SEVENTH: The aforesaid action by the Board of Directors of the Corporation was taken pursuant to authority and power contained in the Articles of Incorporation of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and witnessed by its Secretary on January 25, 1995.


                                   First American Investment Fund Inc.


                                   By  /s/ David Lee
                                       David Lee, President

WITNESS:


/s/ Michael J. Radmer
Michael J. Radmer, Secretary

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                             ARTICLES SUPPLEMENTARY


        First American Investment Funds, Inc., a corporation organized under the laws of the State of Maryland (the "Corporation"), does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

        FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As hereinafter set forth, the Corporation has classified its authorized capital stock in accordance with the Maryland General Corporation Law.

        SECOND: Immediately before the classifications hereinafter set forth, the Corporation had authority to issue two hundred billion (200,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twenty million dollars ($20,000,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000)) Shares.

                  (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (5) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (8) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (14) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (16) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

                  (17) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class F, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (20) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (22) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (23) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (26) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (29) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (31) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

                  (32) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class K, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (35) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (36) Class L, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (37) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (38) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (41) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (44) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (45) Class O, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (47) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (49) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (50) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (52) Class R Common Shares: Two billion (2,000,000,000)
         Shares.

                  (53) Class R, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (54) Class R, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Class S Common Shares: Two billion (2,000,000,000)
         Shares.

                  (56) Class S, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (57) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (58) Class T Common Shares: Two billion (2,000,000,000)
         Shares.

                  (59) Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (60) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (61) Class U Common Shares: Two billion (2,000,000,000)
         Shares.

                  (62 Class U, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (63) Class U, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (64) Unclassified Shares: Seventy-four billion
         (74,000,000,000) Shares.

        THIRD: Pursuant to the authority contained in Article IV of the Articles of Incorporation of the Corporation and Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted at a meeting held on March 6, 1995, classified the following additional Shares out of the authorized, unissued and unclassified Shares of the
Corporation:

                  (1) Class V Common Shares: Two billion (2,000,000,000) Shares.

                  (2) Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

        FOURTH: The Shares classified pursuant to THIRD above shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, set forth in the Corporation's Articles of Incorporation. Any Class or Series of Shares classified pursuant to THIRD above may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the 1940 Act and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Corporation in accordance, to the extent applicable, with the 1940 Act, and all of the charges and expenses to which such a Class or Series is subject shall be borne by such Class or Series and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the Shares of such Class or Series.

        FIFTH: Immediately after the classifications hereinbefore set forth and upon filing for record of these Articles Supplementary, the Corporation has authority to issue two hundred billion (200,000,0OO,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twenty million dollars ($20,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (5) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (8) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (14) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (16) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000)) Shares.

                  (17) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class F, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (20) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (22) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (23) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (26) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (29) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (31) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

                  (32) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class K, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (35) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (36) Class L, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (37) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (38) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (41) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (44) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (45) Class O, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (47) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (49) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (50) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (52) Class R Common Shares: Two billion (2,000,000,000)
         Shares.

                  (53) Class R, Series 2 Common Shares Two billion (2,000,000,000) Shares.

                  (54) Class R, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Class S Common Shares: Two billion (2,000,000,000)
         Shares.

                  (56) Class S, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (57) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (58) Class T Common Shares: Two billion (2,000,000,000)
         Shares.

                  (59) Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (60) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (61) Class U Common Shares: Two billion (2,000,000,000)
         Shares.

                  (62) Class U, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (63) Class U, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (64) Class V Common Shares: Two billion (2,000,000,000)
         Shares.

                  (65) Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (66) Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (67) Unclassified Shares: Sixty-eight billion
         (68,000,000,000) Shares.

         SIXTH: The aforesaid action by the Board of Directors of the Corporation was taken pursuant to authority and power contained in the Articles of Incorporation of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and witnessed by its Secretary on June 14, 1995.

                                   First American Investment Funds, Inc.


                                   By        /s/ Keith L. Stewart
                                               Keith L. Stewart

                                   Its       /s/ Vice President
                                               Vice President

WITNESS:

/s/ Michael J. Radmer
Michael J. Radmer, Secretary


         The abovesigned, Vice President of First American Investment Funds, Inc. who executed on behalf of said corporation, the foregoing Articles of Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                     FIRST AMERICAN INVESTMENT FUNDS, INC.

                             ARTICLES SUPPLEMENTARY

        First American Investment Funds, Inc., a corporation organized under the laws of the State of Maryland (the "Corporation"), does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

        FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As hereinafter set forth, the Corporation has classified its authorized capital stock in accordance with the Maryland General Corporation Law.

        SECOND: Immediately before the classifications hereinafter set forth, the Corporation had authority to issue two hundred billion (200,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twenty million dollars ($20,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (5) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (8) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (14) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (16) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

                  (17) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class F, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (20) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (22) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (23) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (26) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (29) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (31) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): billion (2,000,000,000) Shares.

                  (32) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class K, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (35) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (36) Class L, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (37) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (38) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (41) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (44) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (45) Class O, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (47) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (49) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (50) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (52) Class R Common Shares: Two billion (2,000,000,000)
         Shares.

                  (53) Class R, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (54) Class R, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Class S Common Shares: Two billion (2,000,000,000)
         Shares.

                  (56) Class S, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (57) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (58) Class T Common Shares: Two billion (2,000,000,000)
         Shares.

                  (59) Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (60) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (61) Class U Common Shares: Two billion (2,000,000,000)
         Shares.

                  (62) Class U, Series 2 Common Shares: Two billion (2,000,000,000) Shares

                  (63) Class U, Series 3 Common Shares: Two billion (2,000,000,000) Shares

                  (64) Class V Common Shares: Two billion (2,000,000,000)
         Shares.

                  (65) Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares

                  (66) Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares

                  (67) Unclassified Shares: Sixty-eight billion (68,000,000,000) Shares.

        THIRD: Pursuant to the authority contained in Article IV of the Articles of Incorporation of the Corporation and Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted by written action dated October 26, 1995, classified the following additional Shares out of the authorized, unissued and unclassified Shares of the
Corporation:

                  (1) Class W Common Shares: Two billion (2,000,000,000) Shares.

                  (2) Class W, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class W, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

        FOURTH: The Shares classified pursuant to THIRD above shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, set forth in the Corporation's Articles of Incorporation. Any Class or Series of Shares classified pursuant to THIRD above may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the 1940 Act and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Corporation in accordance, to the extent applicable, with the 1940 Act, and all of the charges and expenses to which such a Class or Series is subject shall be borne by such Class or Series and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the Shares of such Class or Series.

        FIFTH: Immediately after the classifications hereinbefore set forth and upon filing for record of these Articles Supplementary, the Corporation has authority to issue two hundred billion (200,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twenty million dollars ($20,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (5) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (8) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (14) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (16) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

                  (17) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class F, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (20) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (22) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (23) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (26) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (29) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (31) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

                  (32) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class K, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (35) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (36) Class L, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (37) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (38) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (41) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (44) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (45) Class O, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (47) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (49) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (50) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (52) Class R Common Shares: Two billion (2,000,000,000)
         Shares.

                  (53) Class R, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (54) Class R, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Class S Common Shares: Two billion (2,000,000,000)
         Shares.

                  (56) Class S, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (57) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (58) Class T Common Shares: Two billion (2,000,000,000)
         Shares.

                  (59) Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (60) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (61) Class U Common Shares: Two billion (2,000,000,000)
         Shares.

                  (62) Class U, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (63) Class U, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (64) Class V Common Shares: Two billion (2,000,000,000)
         Shares.

                  (65) Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (66) Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (67) Class W Common Shares: Two billion (2,000,000,000)
         Shares.

                  (68) Class W, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (69) Class W, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (70) Unclassified Shares: Sixty-two billion (62,000,000,000) Shares.

         SIXTH: The aforesaid action by the Board of Directors of the Corporation was taken pursuant to authority and power contained in the Articles of Incorporation of the Corporation.

        The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on November 9, 1995.

                                           First American Investment Funds, Inc.

                                           By /s/ Keith L. Stewart

                                             Its /s/ Vice President


WITNESS:

/s/ Richard J. Shoch
Richard J. Shoch
Assistant Secretary

                             ARTICLES OF AMENDMENT
                                       T0
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC

        The undersigned officer of First American Investment Funds, Inc. (the "Corporation"), a Maryland corporation, hereby certifies that the following amendments to the Corporation's Amended and Restated Articles of Incorporation have been advised by the Corporation's Board of Directors and approved by the Corporation's stockholders in the manner required by the Maryland General Corporation Law:

         WHEREAS, the Corporation is registered as an open end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several classes, each of which represents a separate and distinct portfolio of assets; and

         WHEREAS, it is desirable and in the best interests of the holders of the Class R shares of the Corporation (also known as "Limited Volatility Stock Fund") that the assets belonging to such class be sold to a separate portfolio of the Corporation which is known as "Stock Fund" and which is represented by the Corporation's Class D shares, in exchange for shares of Stock Fund which are to be delivered to former Limited Volatility Stock Fund holders; and

         WHEREAS, Limited Volatility Stock Fund and Stock Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

         WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of Limited Volatility Stock Fund to the foregoing transactions, and in particular to bind such holders to the exchange of their Limited Volatility Stock Fund shares for Stock Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(A)) immediately following Article IV thereof:

                  Article IV(A). (a) For purposes of this Article IV(A), the following terms shall have the following meanings:

         "Corporation" means this corporation.

         "Acquired Fund" means the Corporation's Limited Volatility Stock Fund, which is represented by the Corporation's Class R shares.

         "Class A Acquired Fund Shares" means the Corporation's Class R Common Shares.

         "Class B Acquired Fund Shares" means the Corporation's Class R, Series 2 Common Shares.

         "Class C Acquired Fund Shares" means the Corporation's Class R, Series 3 Common Shares.

         "Acquiring Fund" means the Corporation's Stock Fund, which is represented by the Corporation's Class D shares.

         "Class A Acquiring Fund Shares" means the Corporation's Class D Common Shares.

         "Class B Acquiring Fund Shares" means the Corporation's Class D, Series 2 Common Shares.

         "Class C Acquiring Fund Shares" means the Corporation's Class D, Series 3 Common Shares.

         "Effective Time" means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Maryland State Department of Assessments and Taxation.

        (b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to" "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

        (c) At the Effective Time, each issued and outstanding Acquired Fund share shall be, without further action, exchanged for those numbers and classes of Acquiring Fund shares calculated in accordance with paragraph (d) below.

        (d) The numbers of Class A, Class B and Class C Acquiring Fund Shares to be issued in exchange for the Class A, Class B and Class C Acquired Fund Shares shall be determined as follows:

                  (i) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A Shares, Class B Shares and Class C Shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation's articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

                  (ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class A Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                  (iii) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class B Acquired

         Fund Shares shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to
         (i) above.

                  (iv) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class C Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                  (v) At the Effective Time, the Acquired Fund shall issue and distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund Shares of the respective classes owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund shares of the respective classes" issued by the Acquiring Fund pursuant to (ii) through (iv) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; and each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

        (e) The distribution of Acquiring Fund Shares to Acquired Fund shareholders provided for in paragraphs (c) and (d) above shall be accomplished by the issuance of such Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers and classes" of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund Shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

        (f) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (e) above shall have the status of authorized and unissued Class R common shares of the Corporation, without designation as to series.

         The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

         IN WITNESS WHEREOF, the Corporation has caused these Article of Amendment to be signed in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or an Assistant Secretary on January 25, 1996.

                                            FIRST AMERICAN INVESTMENT FUNDS, INC

                                            By     /s/ Keith L. Stewart
                                            Its    Vice President

WITNESS:
/s/ Michael J. Radmer
Secretary

                                                                       Execution


                             ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                     FIRST AMERICAN INVESTMENT FUNDS, INC.

         The undersigned officer of First American Investment Funds, Inc. (the "Corporation"), a Maryland corporation, hereby certifies that the following amendments to the Corporation's Amended and Restated Articles of Incorporation have been advised by the Corporation's Board of Directors and approved by the Corporation's stockholders in the manner required by the Maryland General Corporation Law:

         WHEREAS, the Corporation is registered as an open end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several classes, each of which represents a separate and distinct portfolio of assets; and

         WHEREAS, it is desirable and in the best interests of the holders of the Class R shares of the Corporation (also known as "Limited Volatility Stock Fund") that the assets belonging to such class be sold to a separate portfolio of the Corporation which is known as "Stock Fund" and which is represented by the Corporation's Class D shares, in exchange for shares of Stock Fund which are to be delivered to former Limited Volatility Stock Fund holders; and

         WHEREAS, Limited Volatility Stock Fund and Stock Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

         WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of Limited Volatility Stock Fund to the foregoing transactions, and in particular to bind such holders to the exchange of their Limited Volatility Stock Fund shares for Stock Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(A) immediately following Article IV thereof:

                  Article IV(A). (a) For purposes of this Article IV(A), the following terms shall have the following meanings:

                  "Corporation" means this corporation.


                  "Acquired Fund" means the Corporation's Limited Volatility Stock Fund, which is represented by the Corporation's Class R shares.

                  "Class A Acquired Fund Shares" means the Corporation's Class R Common Shares.

                  "Class B Acquired Fund Shares" means the Corporation's Class R, Series 2 Common Shares.

                  "Class C Acquired Fund Shares" means the Corporation's Class R, Series 3 Common Shares.

                  "Acquiring Fund" means the Corporation's Stock Fund, which is represented by the Corporation's Class D shares.

                  "Class A Acquiring Fund Shares" means the Corporation's Class D Common Shares.

                  "Class B Acquiring Fund Shares" means the Corporation's Class D, Series 2 Common Shares.

                  "Class C Acquiring Fund Shares" means the Corporation's Class D, Series 3 Common Shares.

                  "Effective Time" means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Maryland State Department of Assessments and Taxation.

                  (b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

                  (c) At the Effective Time, each issued and outstanding Acquired Fund share shall be, without further action, exchanged for those numbers and classes of Acquiring Fund shares calculated in accordance with paragraph (d) below.

                  (d) The numbers of Class A, Class B and Class C Acquiring Fund Shares to be issued in exchange for the Class A, Class B and Class C Acquired Fund Shares shall be determined as follows:

                           (i) The net asset value per share of the Acquired
                  Fund's and the Acquiring Fund's Class A Shares, Class B Shares and Class C Shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation's articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

                           (ii) The total number of Class A Acquiring Fund
                  Shares to be issued (including fractional shares, if any) in exchange for the Class A Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                           (iii) The total number of Class B Acquiring Fund
                  Shares to be issued (including fractional shares, if any) in exchange for the Class B Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class B Acquired

                  Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                           (iv) The total number of Class C Acquiring Fund
                  Shares to be issued (including fractional shares, if any) in exchange for the Class C Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                           (v) At the Effective Time, the Acquired Fund shall
                  issue and distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund shares of the respective classes issued by the Acquiring Fund pursuant to
                  (ii) through (iv) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; and each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

                  (e) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraphs (c) and (d) above shall be accomplished by the issuance of such Acquiring Fund shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers and classes of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

                  (f) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (e) above shall have the status of authorized and unissued Class R common shares of the Corporation, without designation as to series.

        The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

         IN WITNESS WHEREOF, the Corporation has caused these Article of Amendment to be signed in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or an Assistant Secretary on January 25, 1996.

                                            FIRST AMERICAN INVESTMENT FUNDS, INC

                                            By  /s/ Keith L. Stewart
                                            Its Vice President

WITNESS:
/s/ Michael J. Radmer
Secretary

                                                                            7/97

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                             ARTICLES SUPPLEMENTARY

         First American Investment Funds, Inc., a corporation organized under the laws of the State of Maryland (the "Corporation"), does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

         FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As hereinafter set forth, the Corporation has classified its authorized capital stock in accordance with the Maryland General Corporation Law.

         SECOND: Immediately before the classifications hereinafter set forth, the Corporation had authority to issue two hundred billion (200,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twenty million dollars ($20,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (5) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (8) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (14) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (16) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

                  (17) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class F, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (20) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (22) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (23) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (26) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (29) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (31) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

                  (32) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class K, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (35) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (36) Class L, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (37) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (38) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (41) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (44) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (45) Class O, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (47) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (49) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (50) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (52) Class R Common Shares: Two billion (2,000,000,000)
         Shares.

                  (53) Class R, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (54) Class R, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Class S Common Shares: Two billion (2,000,000,000)
         Shares.

                  (56) Class S, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (57) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (58) Class T Common Shares: Two billion (2,000,000,000)
         Shares.

                  (59) Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (60) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (61) Class U Common Shares: Two billion (2,000,000,000)
         Shares.

                  (62) Class U, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (63) Class U, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (64) Class V Common Shares: Two billion (2,000,000,000)
         Shares.

                  (65) Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (66) Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (67) Class W Common Shares: Two billion (2,000,000,000)
         Shares.

                  (68) Class W, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (69) Class W, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (70) Unclassified Shares: Sixty-two billion (62,000,000,000) Shares.

         THIRD: Pursuant to the authority contained in Article IV of the Articles of Incorporation of the Corporation and Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted June 4, 1997, classified the following additional Shares out of the authorized, unissued and unclassified Shares of the Corporation:

                  (1) Class X Common Shares: Two billion (2,000,000,000) Shares.

                  (2) Class Y Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class Y, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class Z Common Shares: Two billion (2,000,000,000) Shares.

                  (5) Class Z, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class Z, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

         FOURTH: The Shares classified pursuant to THIRD above shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, set forth in the Corporation's Articles of Incorporation. Any Class or Series of Shares classified pursuant to THIRD above may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the 1940 Act and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Corporation in accordance, to the extent applicable, with the 1940 Act, and all of the charges and expenses to which such a Class or Series is subject shall be borne by such Class or Series and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the Shares of such Class or Series.

         FIFTH: Immediately after the classifications hereinbefore set forth and upon filing for record of these Articles Supplementary, the Corporation has authority to issue two hundred billion (200,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twenty million dollars ($20,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (5) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (8) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (14) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (16) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

                  (17) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class F, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (20) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (22) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (23) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (26) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (29) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (31) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

                  (32) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class K, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (35) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (36) Class L, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (37) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (38) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (41) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (44) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (45) Class O, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (47) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (49) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (50) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (52) Class R Common Shares: Two billion (2,000,000,000)
         Shares.

                  (53) Class R, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (54) Class R, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Class S Common Shares: Two billion (2,000,000,000)
         Shares.

                  (56) Class S, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (57) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (58) Class T Common Shares: Two billion (2,000,000,000)
         Shares.

                  (59) Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (60) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (61) Class U Common Shares: Two billion (2,000,000,000)
         Shares.

                  (62) Class U, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (63) Class U, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (64) Class V Common Shares: Two billion (2,000,000,000)
         Shares.

                  (65) Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (66) Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (67) Class W Common Shares: Two billion (2,000,000,000)
         Shares.

                  (68) Class W, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (69) Class W, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (70) Class X Common Shares: Two billion (2,000,000,000)
         Shares.

                  (71) Class Y Common Shares: Two billion (2,000,000,000)
         Shares.

                  (72) Class Y, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (73) Class Z Common Shares: Two billion (2,000,000,000)
         Shares.

                  (74) Class Z, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (75) Class Z, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (76) Unclassified Shares: Fifty billion (50,000,000,000)
         Shares.

         SIXTH: The aforesaid action by the Board of Directors of the Corporation was taken pursuant to authority and power contained in the Articles of Incorporation of the Corporation.

         The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

         IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and witnessed by its Secretary on July 17, 1997.

                                    First American Investment Funds, Inc.


                                    By   /s/ Kathryn L. Stanton
                                         Kathryn L. Stanton

                                    Its  Vice President


WITNESS:

/s/ Michael J. Radmer
Michael J. Radmer, Secretary

                                                                           10/97

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                             ARTICLES SUPPLEMENTARY

         First American Investment Funds, Inc., a corporation organized under the laws of the State of Maryland (the "Corporation"), does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

         FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As hereinafter set forth, the Corporation has classified its authorized capital stock in accordance with the Maryland General Corporation Law.

         SECOND: Immediately before the classifications hereinafter set forth, the Corporation had authority to issue two hundred billion (200,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twenty million dollars ($20,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (5) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (8) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (14) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (16) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

                  (17) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class F, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (20) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (22) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (23) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (26) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (29) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (31) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

                  (32) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class K, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (35) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (36) Class L, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (37) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (38) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (41) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (44) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (45) Class O , Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (47) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (49) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (50) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (52) Class R Common Shares: Two billion (2,000,000,000)
         Shares.

                  (53) Class R, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (54) Class R, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Class S Common Shares: Two billion (2,000,000,000)
         Shares.

                  (56) Class S, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (57) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (58) Class T Common Shares: Two billion (2,000,000,000)
         Shares.

                  (59) Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (60) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (61) Class U Common Shares: Two billion (2,000,000,000)
         Shares.

                  (62) Class U, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (63) Class U, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (64) Class V Common Shares: Two billion (2,000,000,000)
         Shares.

                  (65) Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (66) Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (67) Class W Common Shares: Two billion (2,000,000,000)
         Shares.

                  (68) Class W, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (69) Class W, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (70) Class X Common Shares: Two billion (2,000,000,000)
         Shares.

                  (71) Class Y Common Shares: Two billion (2,000,000,000)
         Shares.

                  (72) Class Y, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (73) Class Z Common Shares: Two billion (2,000,000,000)
         Shares.

                  (74) Class Z, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (75) Class Z, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (76) Unclassified Shares: Fifty billion (50,000,000,000)
         Shares.

         THIRD: Pursuant to the authority contained in Article IV of the Articles of Incorporation of the Corporation and Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted June 4, 1997, classified the following additional Shares out of the authorized, unissued and unclassified Shares of the Corporation:

                  (1) Class AA Common Shares: Two billion (2,000,000,000)
         Shares.

                  (2) Class AA, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class AA, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class BB Common Shares: Two billion (2,000,000,000)
         Shares.

                  (5) Class BB, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class BB, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

         FOURTH: The Shares classified pursuant to THIRD above shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, set forth in the Corporation's Articles of Incorporation. Any Class or Series of Shares classified pursuant to THIRD above may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the 1940 Act and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Corporation in accordance, to the extent applicable, with the 1940 Act, and all of the charges and expenses to which such a Class or Series is subject shall be borne by such Class or Series and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the Shares of such Class or Series.

         FIFTH: Immediately after the classifications hereinbefore set forth and upon filing for record of these Articles Supplementary, the Corporation has authority to issue two hundred billion (200,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of twenty million dollars ($20,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (5) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (8) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (14) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (16) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

                  (17) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class F, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (20) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (22) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (23) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (26) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (29) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (31) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

                  (32) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class K, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (35) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (36) Class L, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (37) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (38) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (41) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (44) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (45) Class O , Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (47) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (49) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (50) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (52) Class R Common Shares: Two billion (2,000,000,000)
         Shares.

                  (53) Class R, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (54) Class R, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Class S Common Shares: Two billion (2,000,000,000)
         Shares.

                  (56) Class S, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (57) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (58) Class T Common Shares: Two billion (2,000,000,000)
         Shares.

                  (59) Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (60) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (61) Class U Common Shares: Two billion (2,000,000,000)
         Shares.

                  (62) Class U, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (63) Class U, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (64) Class V Common Shares: Two billion (2,000,000,000)
         Shares.

                  (65) Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (66) Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (67) Class W Common Shares: Two billion (2,000,000,000)
         Shares.

                  (68) Class W, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (69) Class W, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (70) Class X Common Shares: Two billion (2,000,000,000)
         Shares.

                  (71) Class Y Common Shares: Two billion (2,000,000,000)
         Shares.

                  (72) Class Y, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (73) Class Z Common Shares: Two billion (2,000,000,000)
         Shares.

                  (74) Class Z, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (75) Class Z, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (76) Class AA Common Shares: Two billion (2,000,000,000)
         Shares.

                  (77) Class AA, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (78) Class AA, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (79) Class BB Common Shares: Two billion (2,000,000,000)
         Shares.

                  (80) Class BB, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (81) Class BB, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (82) Unclassified Shares: Thirty-eight billion
         (38,000,000,000) Shares.

         SIXTH: The aforesaid action by the Board of Directors of the Corporation was taken pursuant to authority and power contained in the Articles of Incorporation of the Corporation.

                  The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and witnessed by its Secretary on October 30, 1997.

                                         First American Investment Funds, Inc.


                                         By     /s/ David Lee

                                           Its  President

WITNESS:

/s/ Michael J. Radmer
Michael J. Radmer, Secretary